                                                                    EXHIBIT 99.1


                              EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this "Agreement"), is executed and delivered effective as of March 3, 2003 (the "Effective Date"), by and between Endocare, Inc., a Delaware corporation (the "Company"), and Bill Nydam, an individual resident of the State of California ("Employee").

1.       POSITION AND RESPONSIBILITIES

         A. POSITION. Employee is employed by the Company to render services to the Company in the position of President and Chief Operating Officer. Employee shall report directly to the Chief Executive Officer, or should the office of Chief Executive Officer be vacant, Employee shall report directly to the Board of Directors. Employee shall perform such duties and responsibilities as are normally related to such position, in accordance with industry standards, and any additional duties now or hereafter assigned to Employee by the Company. Employee shall abide by the Company's rules, regulations and practices, as adopted or modified from time to time in the Company's sole discretion. Without limiting the generality of the foregoing, for so long as Employee holds the position of President, at the Company's request Employee shall execute all certifications required to be executed by the Company's principal executive officer (or person performing similar functions) pursuant to the regulations adopted by the Securities and Exchange Commission (the "SEC") under Section 302 of the Sarbanes-Oxley Act of 2002 ("SOX") and all certifications required to be executed by the Company's chief executive officer (or equivalent thereof) pursuant to Section 906 of SOX.

         B. OTHER ACTIVITIES. Except with the prior written consent of the Company, Employee shall not, during the term of this Agreement, (i) accept any other employment, or (ii) engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary gain) that might interfere with Employee's duties and responsibilities hereunder or create a conflict of interest with the Company. Employee may serve as a member of the board of directors of any company that does not compete with the Company.

         C. NO CONFLICT. Employee represents and warrants that Employee's execution of this Agreement, Employee's employment with the Company and the performance of Employee's proposed duties under this Agreement shall not violate any obligations Employee may have to any prior employer, or any other person or entity, including, without limitation, any obligations with respect to proprietary or confidential information of any prior employer, or any other person or entity.

2.       COMPENSATION AND BENEFITS

         A. BASE SALARY. In consideration of the services to be rendered under this Agreement, the Company shall pay to Employee a salary at the rate of Two Hundred Forty Thousand Dollars ($240,000) per year (the "Base Salary"). The Base Salary shall be paid in accordance with the Company's payroll practices. The Base Salary will be reviewed from time to time in accordance with the Company's procedures for adjusting salaries for similarly-situated employees and may be increased or decreased at any time in the Company's sole discretion.

         B. BONUS. Employee shall be eligible to receive an annual bonus of up to forty percent (40%) of the Base Salary, subject to Employee's attainment of corporate goals and objectives to be established in accordance with the Company's Board-approved bonus plan.

         C. PERFORMANCE BONUS. Upon execution and delivery of this Agreement, the Company shall pay to Employee a cash signing bonus of $15,000. Promptly after the Company is in full compliance with its obligations as a reporting company pursuant to the Securities Exchange Act of 1934, as amended (including the filings with the Securities and Exchange Commission of all current and past due Form 10-Ks and 10-Qs), the Company shall pay to Employee a cash performance bonus in the amount of $10,000.

         D. STOCK OPTIONS.

         (i) The Company shall grant to Employee an option (the "First Option") to purchase Five Hundred Thousand (500,000) shares (the "Shares") of the Company's Common Stock, $0.001 par value per share (the "Common Stock"). The exercise price per share of the First Option shall be the fair market value of the Common Stock on the grant date, as determined in accordance with the terms of the Stock Option Plan under which the First Option is granted. The First Option shall vest as to twenty-five percent (25%) of the Shares at the end of the first anniversary of the Effective Date and 1/48th of the Shares at the end of each monthly anniversary of the Effective Date thereafter. The vesting of the First Option shall accelerate upon the occurrence of a "change in control" of the Company, as currently defined in the Stock Option Plan under which the First Option is granted. The First Option shall expire on the tenth (10th) anniversary of the Effective Date. Employee's entitlement to the First Option is conditioned upon the approval of the Company's Board of Directors and Employee's execution of the Company's standard stock option agreement under the Stock Option Plan pursuant to which the First Option is granted, and the First Option shall be subject to the terms and conditions of the Stock Option Plan and such stock option agreement.

         (ii) In addition to the First Option, the Company shall grant to Employee an option (the "Second Option") to purchase Two Hundred and Fifty Thousand (250,000) shares of the Common Stock. The exercise price per share of the Second Option shall be the fair market value of the Common Stock on the grant date, as determined in accordance with the terms of the Stock Option Plan under which the Second Option is granted. The Second Option shall vest upon the attainment of performance objectives to be mutually agreed by the Company and Employee. The Second Option shall expire on the tenth (10th) anniversary of the Effective Date. Employee's entitlement to the Second Option is conditioned upon the approval of the Company's Board of Directors and Employee's execution of the Company's standard stock option agreement under the Stock Option Plan pursuant to which the Second Option is granted, and the Second Option shall be subject to the terms and conditions of the Stock Option Plan and such stock option agreement.

         E. BENEFITS. Effective as of the Effective Date, Employee shall be eligible to participate in the benefits made generally available by the Company to similarly-situated employees, in accordance with the benefit plans established by the Company, as such plans may be amended from time to time in the Company's sole discretion. Without limiting the generality of the foregoing, effective as of the Effective Date, Employee shall be eligible to participate in the Company's 401(k) program and shall receive immediate enrollment for health benefits to the maximum extent possible under the Company's benefit plan.

         F. VACATION. Employee shall receive paid vacation time in accordance with the executive vacation plan to be established by the Company.

         G. MISCELLANEOUS. The Company shall provide to Employee an automobile allowance of $850 per month, plus reimbursement for oil changes and gasoline.

3.       AT-WILL EMPLOYMENT

         A. AT-WILL TERMINATION BY COMPANY. The employment of Employee shall be "at-will" at all times. The Company may terminate Employee's employment with the Company at any time, without any advance notice, for any reason or no reason at all, notwithstanding anything to the contrary contained in or arising from any statements, policies or practices of the Company relating to the employment, discipline or termination of its employees. Upon and after the date of such termination, all obligations of the Company shall cease, except as set forth below in Section 3(c).

         B. AT-WILL TERMINATION BY EMPLOYEE. Employee may terminate employment with the Company at any time for any reason or no reason at all, upon two weeks' advance written notice. During such notice period Employee shall continue to diligently perform all of Employee's duties hereunder. The Company shall have the option, in its sole discretion, to make Employee's termination effective at any time prior to the end of such notice period as long as the Company pays Employee all compensation to which Employee is entitled up through the last day of the two-week notice period. Thereafter all obligations of the Company shall cease, except as set forth below in Section 3(c).

         C. TERMINATION BY COMPANY WITHOUT CAUSE OR BY EMPLOYEE FOR GOOD REASON.

         (i) If the Company terminates Employee's employment other than for Cause (as defined below) or if Employee terminates his employment for Good Reason (as defined below), then, during the twelve (12) month period immediately following the date of Employee's termination (the "Severance Period"), the Company shall continue to (A) pay to Employee the Base Salary, in accordance with the Company's payroll practices, and (B) make available to Employee the benefits made generally available by the Company to its employees. In addition, if the Company terminates Employee's employment other than for Cause, or if Employee terminates his employment for Good Reason, then the First Option automatically shall continue to vest pursuant to the terms of Section 2d(i) for a one year period following such termination.

         (ii) The Company's termination of Employee's employment shall be for "Cause" if Employee: (A) exhibits willful misconduct or dishonesty; (B) is convicted of a felony; (C) acts (or fails to act) in bad faith and to the Company's detriment; (D) materially breaches this Agreement or any other agreement with the Company; or (E) engages in misconduct that is demonstrably and materially injurious to the Company, including, without limitation, willful and material failure to perform his duties as an officer or employee of the Company or excessive absenteeism unrelated to illness or vacation.

         (iii) Employee's termination of his employment shall be for "Good Reason" if Employee terminates his employment: (A) within the one hundred and eighty (180)-day period immediately following the six (6)-month anniversary of the date of the occurrence of a Change in Control (as defined below); (B) within six (6) months of the Company's material reduction of Employee's level of responsibility; or (C) within six (6) months of the Company's material reduction of the Base Salary, except for any salary reduction that is generally applicable to the Company's executives.

         (iv) For purposes of this Agreement, the term "Change in Control" shall mean any of the following transactions:

                  (A) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                  (B) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

                  (C) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

                  (D) the acquisition in a single or series of related transactions by any person or related group of persons (other than by the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities.

         (v) Employee's right to receive any payments or other benefits under this Section 3(c) is expressly conditioned upon: (A) Employee's execution of a general release of all claims as of the date of Employee's termination, in substantially the form attached to this Agreement as Exhibit A (the "General Release"); and (B) Employee's compliance with his obligations under this Agreement, the General Release and all other agreements between Employee and the Company.

4.       TERMINATION OBLIGATIONS

         A. RETURN OF PROPERTY. Employee agrees that all property (including, without limitation, all equipment, tangible proprietary information, documents, records, notes, contracts and computer-generated materials) furnished to or created or prepared by Employee incident to Employee's employment belongs to the Company and shall be promptly returned to the Company upon termination of Employee's employment.

         B. COOPERATION. Following any termination of his employment, Employee shall perform any and all acts requested by the Company to ensure the orderly and efficient transition of Employee's duties. Such acts may include, but are not limited to: (i) participating in meetings or telephone conferences; (ii) reviewing, preparing or executing documents; and (iii) providing assistance in connection with any litigation, investigation or audit involving the Company, or any of its affiliates, directors, officers, employees, agents, attorneys, representatives, stockholders, insurers, divisions, successors and/or assigns and any related holding, parent or subsidiary corporations.

5.       NON-DISCLOSURE OF THIRD-PARTY INFORMATION

Employee represents and warrants and covenants that Employee shall not disclose to the Company, or use, or induce the Company to use, any proprietary information or trade secrets of others at any time, including but not limited to any proprietary information or trade secrets of any former employer, if any; and Employee acknowledges and agrees that any violation of this provision shall be grounds for Employee's immediate termination and could subject Employee to substantial civil liabilities and criminal penalties. Employee further specifically and expressly acknowledges that no officer or other employee or representative of the Company has requested or instructed Employee to disclose or use any such third-party proprietary information or trade secrets.

6.       NONINTERFERENCE; NONSOLICITATION

Employee acknowledges and agrees that the Company's relationships with its employees, consultants, customers, vendors and service providers are valuable business assets. Accordingly, Employee agrees that, during his employment with the Company and for a period of two (2) years after the date of any termination of such employment, he will not (for himself or for any third party) divert or attempt to divert from the Company any business, employee, consultant, customer, vendor or service provider, through solicitation or otherwise, or otherwise interfere with the Company's business or the Company's relationships with its employees, consultants, customers, vendors and service providers.

7.       AMENDMENTS; WAIVERS; REMEDIES

This Agreement may not be amended or waived except by a writing signed by Employee and by a duly authorized officer of the Company. Failure to exercise any right under this Agreement shall not constitute a waiver of such right. Any waiver of any breach of this Agreement shall not operate as a waiver of any subsequent breaches. All rights or remedies specified for a party herein shall be cumulative and in addition to all other rights and remedies of the party hereunder or under applicable law.

8.       ASSIGNMENT; BINDING EFFECT

         A. ASSIGNMENT. The performance of Employee is personal hereunder, and Employee agrees that Employee shall have no right to assign and shall not assign or purport to assign any rights or obligations under this Agreement. This Agreement may be assigned or transferred by the Company; and nothing in this Agreement shall prevent the consolidation, merger or sale of the Company or a sale of any or all or substantially all of its assets.

         B. BINDING EFFECT. Subject to the foregoing restriction on assignment by Employee, this Agreement shall inure to the benefit of and be binding upon each of the parties; the affiliates, officers, directors, agents, successors and assigns of the Company; and the heirs, devisees, spouses, legal representatives and successors of Employee.

9.       NOTICES

All notices or other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered: (a) by hand; (b) by a nationally recognized overnight courier service; or (c) by United States first class registered or certified mail, return receipt requested, to the principal address of the other party, as set forth below on the signature page of this Agreement. The date of notice shall be deemed to be the earlier of
(i) actual receipt of notice by any permitted means, or (ii) three business days following dispatch by overnight delivery service or the United States mail. Employee shall be obligated to notify the Company in writing of any change in Employee's address. Notice of change of address shall be effective only when provided in accordance with this Section 9.

10.      SEVERABILITY

If any provision of this Agreement shall be held by a court or arbitrator to be invalid, unenforceable or void, such provision shall be enforced to the fullest extent permitted by law, and the remainder of this Agreement shall remain in full force and effect. In the event that the time period or scope of any provision is declared by a court or arbitrator of competent jurisdiction to exceed the maximum time period or scope that such court or arbitrator deems enforceable, then such court or arbitrator shall reduce the time period or scope to the maximum time period or scope permitted by law.

11.      TAXES

All amounts paid under this Agreement (including, without limitation, the Base Salary) shall be paid less all applicable state and federal tax withholdings and any other withholdings required by any applicable jurisdiction.

12.      GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflicts of law principles.

13.      INTERPRETATION

This Agreement shall be construed as a whole, according to its fair meaning, and not in favor of or against any party. Sections and section headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Agreement. Whenever the context requires, references to the singular shall include the plural and the plural the singular.

14.      OBLIGATIONS SURVIVE TERMINATION OF EMPLOYMENT

Employee agrees that any and all of Employee's obligations under this Agreement shall survive the termination of his or her employment and the termination of this Agreement.

15.      COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement, but all of which together shall constitute one and the same instrument.

16.      AUTHORITY

Each party represents and warrants that such party has the right, power and authority to enter into and execute this Agreement and to perform and discharge all of the obligations hereunder; and that this Agreement constitutes the valid and legally binding agreement and obligation of such party and is enforceable in accordance with its terms.

17.      ENTIRE AGREEMENT

This Agreement is intended to be the final, complete and exclusive statement of the terms of Employee's employment by the Company and may not be contradicted by evidence of any prior or contemporaneous statements or agreements. Notwithstanding the foregoing, this Agreement shall not supersede or otherwise affect any agreements previously or concurrently executed by Employee relating to the Company's proprietary information or intellectual property rights, or relating to Employee's non-interference or non-solicitation obligations relative to the Company's business or employees. To the extent that the practices, policies or procedures of the Company, now or in the future, apply to Employee and are inconsistent with the terms of this Agreement, the provisions of this Agreement shall control. Any subsequent change in Employee's duties, position or compensation shall not affect the validity or scope of this Agreement.

18.      EMPLOYEE ACKNOWLEDGEMENT

Employee acknowledges that Employee has had the opportunity to consult legal counsel concerning this Agreement, that Employee has read and understands this Agreement, that Employee is fully aware of its legal effect and that Employee has entered into this Agreement freely based on Employee's own judgment and not on any representations or promises other than those contained in this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereby execute this Agreement as of the Effective Date.

ENDOCARE, INC.                          EMPLOYEE:



By: /s/ Paul Mikus                      /s/ Bill Nydam
Name:  Paul Mikus                       Bill Nydam
Title: Chairman


Address for notices:                    Address for notices:
201 Technology Drive                    ___________________________________
Irvine, CA  92618                       ___________________________________
Attention:  Paul W. Mikus               ___________________________________



                    [SIGNATURE PAGE TO EMPLOYMENT AGREEMENT]

                                    EXHIBIT A

                        FORM OF GENERAL RELEASE OF CLAIMS

THIS GENERAL RELEASE OF CLAIMS (this "Release") is executed and delivered as of _____________, ____, by and between Endocare, Inc., a Delaware corporation (the "Company"), and the individual named on the signature page hereof (the "Releasor"). Each of the Company and the Releasor is referred to herein as a "Party," and, collectively, as the "Parties."

                                    RECITALS

         WHEREAS, the Company and the Releasor previously executed and delivered an Employment Agreement (the "Employment Agreement");

         WHEREAS, pursuant to terms and conditions of the Employment Agreement, the Releasor is entitled to certain severance payments in specific circumstances, subject to, among other things, Releasor's execution and delivery of this Release; and

         WHEREAS, by execution hereof, the Releasor acknowledges and agrees that: (i) this Release is a compromise of doubtful and disputed claims, if any, which remain untested; (ii) there has not been a trial or adjudication of any issue of law or fact herein; (iii) the terms and conditions of this Release are in no way to be construed as an admission of liability on the part of the Company; and (iv) the Company denies any liability and intends merely to avoid litigation with this Release;

         NOW, THEREFORE, in consideration of the foregoing recitals, and the representations, warranties, covenants and promises contained herein, the adequacy and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                    AGREEMENT

         1.  Release of the Company by the Releasor.

         (a) The Releasor does hereby unconditionally, irrevocably and absolutely release and discharge the Company, and its affiliates, directors, officers, employees, agents, attorneys, representatives, stockholders, insurers, divisions, successors and/or assigns and any related holding, parent or subsidiary corporations, from any and all loss, liability, claims, costs (including, without limitation, attorneys' fees), demands, causes of action, or suits of any type, whether in law and/or in equity, related directly or indirectly or in any way connected with any transaction, affairs or occurrences between them and arising on or prior to the date of this Release, including, but not limited to, the Releasor's employment with the Company, the termination of said employment and claims of emotional or physical distress related to such employment or termination, excepting only Releasor's rights (1) as a participant under various

Company benefit and stock plans and programs; (2) to enforce obligations under his Employment Agreement and this Release; and (3) for defense and indemnification in the event of any claims for which such defense or indemnification would be appropriate under Cal. Labor Code sec. 2802, the California Corporations Code, or any Company bylaw or policy relating to indemnification. This Release specifically applies to any claims for age discrimination in employment, including, without limitation, any claims arising under the Age Discrimination In Employment Act or any other statutes or laws that govern discrimination in employment.

         (b) The Releasor irrevocably and absolutely agrees that he will not prosecute nor allow to be prosecuted on his behalf in any administrative agency, whether federal or state, or in any court, whether federal or state, any claim or demand of any type related to any of the matters released above, it being an intention of the Parties that with the execution by the Releasor of this Release, the Company, its officers, directors, employees, agents, attorneys, representatives, successors and/or assigns, and any related holding, parent and subsidiary corporations, will be absolutely, unconditionally and forever discharged of and from all obligations to or on behalf of the Releasor related in any way to the matters released above.

         (c) The Releasor does expressly waive all of the benefits and rights granted to him pursuant to any applicable law or regulation to the effect that:

                  A general release does not extend to claims which the creditor does not know of or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

         (d) The Releasor does certify that he has read all of this Release, and that he fully understands all of the same. The Releasor hereby expressly agrees that this Release shall extend and apply to all unknown, unsuspected and unanticipated injuries and damages, as well as those that are now known.

         (e) The Releasor further declares and represents that no promise, inducement or agreement not herein expressed has been made to him and that this Release contains the full and entire agreement between the Parties relating to the Releasor's release of claims, and that the terms of this Release are contractual and not a mere recital.

         2. Review and Revocation Periods. The Releasor represents, acknowledges and agrees that: (i) the Company has advised him, in writing, to discuss this Release with an attorney, and that to the extent, if any, that the Releasor has desired, the Releasor has done so; (ii) the Company has given the Releasor twenty-one (21) days to review and consider this Release before signing it, and the Releasor understands that he may use as much of this twenty-one (21) day period as he wishes prior to signing; (iii) that no promise, representation, warranty or agreements not contained herein have been made by or with anyone to cause him to sign this Release; (iv) that he has read this Release in its entirety, and fully understands and is aware of its meaning, intent, contents and legal effect; and (v) he is executing this Release voluntarily, and free of any duress or coercion. The Parties acknowledge that for a period of seven (7) days following the execution of this Release, the Releasor may revoke this Release, and this Release shall not become effective or enforceable until the revocation period has expired. This Release shall become effective eight (8) days after it is signed by the Parties, and in the event the Parties do not sign on the same date, then this Release shall become effective eight (8) days after the date it is signed by the Releasor.

         3. Full and Complete Defense. This Release may be pleaded as a full and complete defense and may be used as the basis for an injunction against any action, suit or proceeding that may be prosecuted, instituted or attempted by the Releasor against the Company.

         4. Tax Indemnification. As part of this Release, the Releasor agrees to indemnify, hold harmless, and, at the Company's request, defend the Company and its affiliates, directors, officers, employees, agents, attorneys, representatives, stockholders, insurers, divisions, successors and/or assigns and any related holding, parent or subsidiary corporations, from and against any and all loss, liability, claims, costs (including, without limitation, attorneys' fees), demands, causes of action, or suits of any type, whether in law and/or in equity, related directly or indirectly or in any way connected with any federal or state income or other taxes payable or claimed to be payable as a result of any consideration that the Company pays to the Releasor pursuant to this Release or the Employment Agreement.

         5. Amendments, etc. This Release may not be amended or waived except by a writing signed by the Releasor and by a duly authorized officer of the Company. Failure to exercise any right under this Release shall not constitute a waiver of such right. Any waiver of any breach of this Release shall not operate as a waiver of any subsequent breaches. All rights or remedies specified for a Party herein shall be cumulative and in addition to all other rights and remedies of the Party hereunder or under applicable law.

         6. Assignment; Binding Effect. The Releasor agrees that he shall have no right to assign and shall not assign or purport to assign any rights or obligations under this Release. This Release may be assigned or transferred by the Company; and nothing in this Release shall prevent the consolidation, merger or sale of the Company or a sale of any or all or substantially all of its assets.

         7. Severability. If any provision of this Release shall be held by a court or arbitrator to be invalid, unenforceable or void, such provision shall be enforced to the fullest extent permitted by law, and the remainder of this Release shall remain in full force and effect. In the event that the time period or scope of any provision is declared by a court or arbitrator of competent jurisdiction to exceed the maximum time period or scope that such court or arbitrator deems enforceable, then such court or arbitrator shall reduce the time period or scope to the maximum time period or scope permitted by law.

         8. Governing Law. This Release shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflicts of law principles.

         9. Interpretation. This Release shall be construed as a whole, according to its fair meaning, and not in favor of or against any Party. Sections and section headings contained in this Release are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Release. Whenever the context requires, references to the singular shall include the plural and the plural the singular.

         10. Counterparts. This Release may be executed in any number of counterparts, each of which shall be deemed an original of this Release, but all of which together shall constitute one and the same instrument.

         11. Authority. Each Party represents and warrants that such Party has the right, power and authority to enter into and execute this Release and to perform and discharge all of the obligations hereunder; and that this Release constitutes the valid and legally binding agreement and obligation of such Party and is enforceable in accordance with its terms.

         12. Entire Agreement. This Release is intended to be the final, complete and exclusive statement of the terms set forth herein and may not be contradicted by evidence of any prior or contemporaneous statements or agreements.

         13. Opportunity to Consult Legal Counsel. The Releasor acknowledges that he has had the opportunity to consult legal counsel concerning this Release, that he has read and understands this Release, that he is fully aware of its legal effect and that he has entered into this Release freely based on his own judgment and not on any representations or promises other than those contained in this Release.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Parties hereby execute this Release as of the date first above written.

ENDOCARE, INC.                          RELEASOR:



By: _______________________________     ___________________________________
Name:                                                Signature
Title:

                                        ___________________________________
                                                    Print Name



                  [SIGNATURE PAGE TO GENERAL RELEASE OF CLAIMS]